UNITED STATES

		     SECURITIES AND EXCHANGE COMMISSION

			  Washington, D.C.  20549


				 FORM 8-K


			       CURRENT REPORT


 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 18,1995




			   GEODYNAMICS CORPORATION

	   (Exact name of registrant as specified in its charter)







  California                       0-15034                 95-2502865
(State or other                  (Commission             (IRS Employer
jurisdiction of                  File Number)            Identification
incorporation)                                              Number)



    21171 Western Avenue, Suite 110, Torrance, California    90501

	    (Address of Principal Executive Offices)       (Zip Code)



Registrant's telephone number, including area code   (310)782-7277





				  N/A
       (Former name or former address, if changed since last report.)





	     This report, including exhibits, contains 46 pages.



		   The Exhibit Index is located on page 2.













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Item 5.  Other Events.





	 On October 18, 1995, Geodynamics Corporation, a California Corporation (the "Registrant"), issued a press release announcing that the Registrant had entered into an agreement with Logicon, Inc., in which a subsidiary of Logicon, Inc. would be merged into the Registrant, with the Registrant becoming a wholly owned subsidiary of Logicon, Inc. Copies of the press release and the definitive agreement are attached as exhibits hereto and are incorporated by reference herein.



			 INDEX TO EXHIBITS



The following exhibits are filed as part of this report:

Exhibit                                                  Sequential
Number           Exhibit Description                     Page Number

10.1       Agreement and Plan of Merger                         4

99.1       Press Release                                       46



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SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





					    GEODYNAMICS CORPORATION
						Registrant




Date: November 1, 1995          By: /s/ David P. Nelson
				    David P. Nelson
				    Vice President and Chief Financial
				    Officer




Date: November 1, 1995          By: /s/ Robert G. Cook
				    Robert G. Cook
				    Corporate Controller and Chief
				    Accounting Officer



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